CIRCLE REPORTS SECOND QUARTER 2026 RESULTS NEW YORK – AUGUST 5, 2026 — Circle Internet Group, Inc. (NYSE: CRCL) today announced results for the second quarter of fiscal year 2026. Financial Highlights (Q2’26 vs. Q2’25) ● USDC in circulation of $73.3 billion at quarter end, 19% growth year-over-year; USDC onchain transaction volume in Q2’26 of $14.8 trillion grew 151% year-over-year. ● Total revenue and reserve income in Q2’26 of $701 million grew 7% year-over-year. ● Net income from continuing operations in Q2’26 of $48 million increased $530 million year-over-year, driven by prior-year IPO stock-based compensation impacts. ● Adjusted EBITDA in Q2’26 of $143 million grew 8% year-over-year. Business Highlights ● Arc today has over 100 ecosystem and institutional builders. September 16 public mainnet launch will unveil a full product suite that includes privacy capabilities, an agent stack for programmable finance, and support for tokenized real-world assets. o Network Validators: Circle announced the founding third party validator cohort for Arc today, a curated set of global financial institutions representing a new model for blockchain infrastructure where the institutions that depend on network integrity are also the institutions that secure it. Alongside Circle, validators include: BlackRock, The Depository Trust & Clearing Corporation (DTCC), Galaxy, Global Payments, ICE, Mastercard, MoneyGram, SBI Group, Standard Chartered, Sumitomo Corporation, and Visa. o Financial Institution Traction: BlackRock, BNY, DTCC, and Standard Chartered each building and exploring integrations with Arc, spanning tokenized asset settlement, digital asset custody, stablecoin access, and FX and repo infrastructure. ▪ BlackRock is expected to deploy BUIDL, the BlackRock USD Institutional Digital Liquidity Fund, on Arc. ▪ DTCC will enable the tokenization of The Depository Trust Company (DTC)-custodied assets on Arc. ● New and Expanded USDC Use Cases/Commercial Updates o BNY expanded its partnership with Circle, adding USDC minting and redemption directly within BNY's Digital Asset Custody platform, building on BNY's existing role as primary custodian of USDC reserves. o Grupo Bind announced a collaboration with Circle to bring USDC access to institutions in Argentina. A major step for USDC/ARS liquidity. 1

o JCB combined Circle’s stablecoin infrastructure with JCB's global merchant network, focusing initially on cross-border treasury transfers using USDC and in-store stablecoin payment experiences for merchants and international visitors in Japan. o Kakao Group began exploration of blockchain payment infrastructure and USDC integration in Korea. o Marex enabled the first stablecoin-powered initial margin transaction in regulated derivatives clearing — allowing institutional clients to post USDC as collateral for CFTC-regulated derivatives under the December 2025 CFTC no-action letter. o Nium partnered with Circle to connect USDC settlement with their global payout infrastructure across 190+ countries, permitting financial institutions to move funds via USDC through the Circle Payments Network and settle in local currencies. o Standard Chartered launched integrated access to USDC minting and redemption, allowing institutional clients to convert between fiat and USDC through a single bank-led onboarding experience. ● Trust Bank Approvals: Circle received final approval from the U.S. Office of the Comptroller of the Currency to establish a national trust bank, Circle National Trust, which makes Circle one of the first stablecoin issuers to hold a federal bank charter. The approval authorizes federally regulated digital asset custody and enables future capabilities, including management of the USDC Reserve, which would further enhance the safety, transparency, and trust of USDC. Additionally, Circle received approval from the New York Department of Financial Services to open Circle New York Trust as a digital asset-focused limited purpose trust company. ● Continued CPN Expansion: CPN reached $14.7 billion in annualized transaction volume for the trailing 30 days as of the end of Q2, up 76% quarter-over-quarter, with 175 financial institutions enrolled, up 29% quarter-over-quarter. ● Agentic Economy Momentum: After shipping payment infrastructure for agents in H1, Circle launched Agent Stack in May 2026 — currently home to 900+ paid services — with 99.3% of x402 agent-payment volume settling in USDC. Circle will turn to a more fulsome agentic product roadmap in H2 that includes enabling agents to earn. “Our quarterly financial results reflect the current rate environment and a crypto market that has slowed – both are conditions outside our network. But near-term activity tells a different story. We received our federal trust bank charter; Arc is launching on public mainnet September 16th; we launched the Agent Stack to put programmable money at the center of the agentic economy; and the institutions using USDC today, like BlackRock, BNY, and Standard Chartered aren't piloting, they are expanding," said Jeremy Allaire, Co-Founder, CEO, and Chairman at Circle. "We have built the platform for the internet financial system – for traditional and digital finance, real-world assets, and the institutions that move the world's capital. That trust is earned, not assumed, and it took over a decade to build. We're only beginning to see what it unlocks." 2

Key Financial Results and Operating Indicators The following table presents our key financial results and operating indicators, as well as the relevant GAAP measures, for the periods indicated: Key Financial Results Q2 2026 YoY Change ($ in millions unless noted otherwise) Total Revenue and Reserve Income $701 7% Revenue Less Distribution Costs(1) $289 15% RLDC Margin(2) 41% 302bps Net Income from Continuing Operations $48 n.m. Net Income from Continuing Operations Margin(3) 7% n.m. Adjusted EBITDA(4) $143 8% Adjusted EBITDA Margin(4) 50% (329bps) Key Operating Indicators Q2 2026 YoY Change ($ in billions unless noted otherwise) USDC in Circulation, end of period $73.3 19% USDC in Circulation, average of period $76.5 25% Reserve Return Rate 3.5% (66bps) USDC on Platform, end of period $12.4 106% USDC on Platform, daily weighted average percentage 19.5% 1,204bps  n.m. = not meaningful (1) Revenue Less Distribution Costs (RLDC) is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs. (2) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income. (3) Net Income from Continuing Operations Margin is calculated as Net Income from Continuing Operations / Total Revenue and Reserve Income. (4) Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented. Adjusted EBITDA Margin is calculated as Adjusted EBITDA (New Definition) / Total Revenue and Reserve Income less Total Distribution, Transaction & Other Costs. See the Appendix for a reconciliation. 3

## Second Quarter 2026 Financial Highlights and Operating Results

- **Reserve Income** of $668 million increased 5% year-over-year, primarily from the 25% growth in average USDC in Circulation, partially offset by a 66 bps decline in the Reserve Return Rate.
- **Other Revenue** of $34 million increased 41% year-over-year from growth in subscription and services revenue.
- **Total Distribution, Transaction and Other Costs** of $412 million increased 1% year-over-year, mostly from increased distribution payments.
- **Operating Expenses** of $254 million decreased 56% year-over-year, primarily due to lower stock-based compensation expense following our IPO in Q2 2025.
- **Adjusted Operating Expenses** of $146 million increased 23% year-over-year, primarily driven by continued investment in product development, infrastructure, and AI capabilities.
- **Net Income** of $48 million increased $530 million year-over-year, primarily due to lower stock-based compensation expense following our IPO in Q2 2025.
- **Adjusted EBITDA** of $143 million increased 8% year-over-year reflecting the revenue growth from higher USDC in circulation, partially offset by increased investment in costs related to new products.

## Other Platform Metrics

| | **Q2 2026** | **YoY Change** |
|---|---|---|
| *(USDC related figures in $ billions; meaningful wallets in millions)* | | |
| USDC Minted | $83 | 97% |
| USDC Redeemed | $87 | 113% |
| Stablecoin Market Share, end of period[1] | 27% | (66bps) |
| Meaningful Wallets, end of period[2] | 7.0 | 24% |

(1) Stablecoin market share is defined as the amount of USDC in circulation as a percentage of the total U.S. dollar fiat-backed stablecoins with circulation above $100 million, according to CoinMarketCap, and that have established periodic public attestations.

(2) Onchain digital asset wallets that hold more than $10 USDC.

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## Guidance

To give investors insight into our business and expectations, management is providing guidance on the following key performance indicators.

| Key Indicator | Period | Previous Guidance | Revised Guidance |
|---|---|---|---|
| USDC in Circulation | Multi-year through cycle | 40% CAGR | 40% CAGR |
| Other Revenue | FY 2026 | $150-$170M | $310-$330M[3] |
| RLDC Margin[1] | FY 2026 | 38-40% | 41.7-43.7%[3] |
| Adjusted Operating Expenses[2] | FY 2026 | $570-$585M | $570-$585M |

(1) Revenue Less Distribution Costs (RLDC) Margin is Total Revenue & Reserve Income less Total Distribution, Transaction & Other Costs as a percentage of Total Revenue & Reserve Income.
(2) Adjusted Operating Expenses is a non-GAAP financial measure. Refer to Non-GAAP Financial Measures for further details and a reconciliation of the GAAP to non-GAAP measures presented.
(3) Includes recognized ARC Token presale revenue.

## Conference Call and Livestream Information

Financial results and business highlights will be discussed during a livestream webcast event at 8 a.m. ET, hosted through Circle's official channels on YouTube and X. An audio only version of the livestream and all related materials will be hosted on Circle's Investor Relations website at https://investor.circle.com where a replay of the call and transcript will also be available shortly following earnings.

In addition to filings with the Securities and Exchange Commission, Circle uses its Investor Relations website (https://investor.circle.com), its blog (https://www.circle.com/blog), press releases (https://www.circle.com/pressroom), public conference calls and webcasts, its X feed (https://x.com/circle), its YouTube channel (https://www.youtube.com/@BuildOnCircle), and its LinkedIn page (https://www.linkedin.com/company/circle-internet-financial) as a means of disclosing material nonpublic information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor these sites in addition to following Circle's SEC filings.

## Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position; our plans with respect to the anticipated future expenses and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market

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conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: intense and increasing competition from new and existing issuers offering competing products, combined with the rise of yield-bearing digital assets, including TMMFs, that are attractive to digital asset trading participants, may reduce market demand and circulation of Circle stablecoins; stablecoins may face periods of uncertainty, loss of trust, or systemic shocks resulting in the potential for rapid redemption requests (or runs), and extreme scenarios, such as market shocks that affect the value of USDC’s reserves or simultaneous requests to redeem all or substantially all USDC in circulation, or concerns related to Circle stablecoin reserves, may lead to redemption delays and USDC reserves being insufficient to meet all redemption requests; as a relatively new innovation, stablecoins are particularly susceptible to operational challenges and risks, including due to surges in demand; any negative publicity regarding stablecoins or the broader digital asset industry may have an outsized negative effect on consumer confidence; the acceptance of Circle stablecoins could be negatively impacted by disruptions in secondary marketplaces that facilitate the purchase and sale of Circle stablecoins; the GENIUS Act will change the payment stablecoin ecosystem and may affect our business in ways that cannot yet be known; the GENIUS Act amends the U.S. federal securities laws to explicitly exclude from the definition of “security” payment stablecoins issued by PPSIs, which will include USDC, however, until those amendments are effective, we will continue to rely on our conclusion that USDC is not a security under the U.S. federal securities laws; we hold a substantial amount of USDC reserves in the Circle Reserve Fund and thus are subject to risks associated with the issuer, the manager, and the custodian of the Circle Reserve Fund; any significant disruption in our or our third-party service providers’ or partners’ technology could result in a loss of customers or funds and adversely impact our business, results of operations, financial condition, and prospects; our customers’ funds and digital assets may fail to be adequately safeguarded by us or the third-party service providers upon whom we rely; our inability to maintain existing relationships with financial institutions and similar firms or to enter into new such relationships could impact our ability to offer services to customers; we are subject to credit risks in respect of counterparties, including banks and other financial institutions; if we are unable to maintain existing distribution arrangements or enter into additional distribution arrangements on less favorable financial terms, USDC and EURC in circulation and Circle’s financial results may be adversely affected; Arc and the ARC Token involve execution, market, and operational risk, including risks relating to launch timing, ecosystem adoption in a competitive blockchain market, technology and cybersecurity vulnerabilities, validator and governance dynamics, token price volatility, and the operational 6 complexity of running the network and related treasury infrastructure; Arc and the ARC Token present legal, regulatory, and structural risk, including uncertainty under securities and other financial regulatory regimes, risks arising from token presale and distribution arrangements, potential liability tied to third-party ecosystem participants, conflicts and governance issues during any transition to decentralization, and possible repayment obligations if key launch milestones are not achieved; our products and services may be exploited by our customers, employees, service providers, and other third parties to facilitate illegal activity such as fraud, money laundering, terrorist financing, gambling, tax evasion, and scams; our compliance and risk management methods might not be effective; fluctuations in interest rates could impact our results of operations; we are subject to an extensive and highly evolving regulatory landscape; the regulatory environment to which we are subject gives rise to various licensing requirements, significant compliance costs and other restrictions, and noncompliance could result in a range of penalties, including fines, compliance costs, operational restrictions, reputational damage, and loss of licenses; we are subject to laws, regulations, and executive orders regarding economic and trade sanctions, anti-bribery, AML, and counter-terrorism financing that could impair our ability to compete in international markets or subject us to criminal or civil liability if we violate them; insiders will continue to have substantial control over Circle and limit shareholders’ ability to influence the outcome of key transactions, including a change of control; and our development and use of artificial intelligence in our business could result in reputational harm, competitive harm, and legal liability. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a detailed discussion of the risks, uncertainties, and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 9, 2026 as well as in other filings we may make with the SEC from time to time. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Nothing in this communication constitutes an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity. About Circle Internet Group, Inc. Circle (NYSE: CRCL) is a global financial technology firm that enables businesses of all sizes to harness the power of digital currencies and public blockchains for payments, commerce and financial applications worldwide. Circle is building the world’s largest, most-widely used, 7 stablecoin network, and issues, through its regulated affiliates, USDC and EURC stablecoins. Circle provides a comprehensive suite of financial and technology services that empower enterprises and developers to integrate stablecoins and blockchains into their products, services and business operations. Contacts Investor Relations investors@circle.com Media Relations press@circle.com 8

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED BALANCE SHEETS (in $ thousands, except share information) June 30, 2026 December 31, 2025 (unaudited) ASSETS Current assets: Cash and cash equivalents $ 1,730,126 $ 1,526,046 Cash and cash equivalents segregated for corporate-held stablecoins 889,311 822,963 Cash and cash equivalents segregated for the benefit of stablecoin holders 73,161,172 75,067,932 Accounts receivable, net 105,431 62,866 Prepaid expenses and other current assets 283,578 321,660 Total current assets 76,169,618 77,801,467 Non-current assets: Restricted cash 12,806 2,792 Investments 103,757 84,265 Fixed assets, net 22,177 22,791 Digital assets 106,539 86,515 Goodwill 265,742 265,742 Intangible assets, net 446,577 411,146 Deferred tax assets, net 11,354 11,110 Other non-current assets 26,890 27,379 Total assets $ 77,165,460 $ 78,713,207 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Deposits from stablecoin holders $ 72,927,544 $ 74,912,567 Accounts payable and accrued expenses 418,588 360,609 Convertible debt, net of debt discount — 36,821 Other current liabilities 256,021 18,398 Total current liabilities 73,602,153 75,328,395 Non-current liabilities: Deferred tax liabilities, net 28,495 28,702 Other non-current liabilities 24,837 25,337 Total liabilities $ 73,655,485 $ 75,382,434 Stockholders’ equity Class A common stock ($0.0001 par value; 2.5 billion authorized as of June 30, 2026 and December 31, 2025; 233.5 million and 223.6 million issued and outstanding as of June 30, 2026 and December 31, 2025, respectively) 25 24 Class B common stock ($0.0001 par value; 500.0 million authorized as of June 30, 2026 and December 31, 2025; 19.2 million and 18.7 million issued and outstanding as of June 30, 2026 and December 31, 2025) 2 2 Class C common stock ($0.0001 par value; 500.0 million authorized as of June 30, 2026 and December 31, 2025; nil issued and outstanding as of June 30, 2026 and December 31, 2025) — — Treasury stock at cost (4.6 million and 4.7 million shares held as of June 30, 2026 and December 31, 2025, respectively) (2,645) (2,721) Additional paid-in capital 4,693,986 4,610,216 Accumulated deficit (1,189,235) (1,292,709) Accumulated other comprehensive income 6,449 14,515 Total stockholders’ equity attributable to common stockholders 3,508,582 3,329,327 Noncontrolling interests 1,393 1,446 Total stockholders’ equity 3,509,975 3,330,773 Total liabilities and stockholders’ equity $ 77,165,460 $ 78,713,207 9

CIRCLE INTERNET GROUP, INC. – CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in $ thousands, except per share information) Three Months Ended Six Months Ended June 30, 2026 June 30, 2025 June 30, 2026 June 30, 2025 Revenue and reserve income Reserve income $ 667,733 $ 634,274 $ 1,320,241 $ 1,192,185 Other revenue 33,582 23,804 75,207 44,466 Total revenue and reserve income 701,315 658,078 1,395,448 1,236,651 Distribution, transaction and other costs Distribution and transaction costs 410,414 406,472 815,816 753,784 Other costs 2,056 470 3,435 805 Total distribution, transaction and other costs 412,470 406,942 819,251 754,589 Operating expenses Compensation expenses 133,999 503,392 272,126 579,012 General and administrative expenses 66,273 43,140 123,534 73,824 Depreciation and amortization expenses 29,896 14,209 56,663 28,089 IT infrastructure costs 16,359 8,760 29,081 16,432 Marketing expenses 8,657 7,910 15,274 11,770 Digital assets losses (gains) (698) (693) 158 5,577 Total operating expenses 254,486 576,718 496,836 714,704 Operating income (loss) from continuing operations 34,359 (325,582) 79,361 (232,642) Other income (expense), net 17,947 (160,421) 29,630 (163,524) Net income (loss) from continuing operations before income taxes 52,306 (486,003) 108,991 (396,166) Income tax expense (benefit) 4,092 (3,903) 5,531 21,143 Net income (loss) from continuing operations 48,214 (482,100) 103,460 (417,309) Less: Net loss attributable to noncontrolling interests (7) — (14) — Net income (loss) attributable to common stockholders $ 48,221 $ (482,100) $ 103,474 $ (417,309) Earnings (loss) per share attributable to common stockholders: Basic $ 0.19 $ (4.48) $ 0.42 $ (5.04) Diluted $ 0.18 $ (4.48) $ 0.39 $ (5.04) Weighted-average common shares used in computing earnings (loss) per share attributable to common stockholders: Basic 248,183 107,514 246,122 82,877 Diluted 268,637 107,514 267,940 82,877 10

## Quarterly Results of Operations

The following table summarizes certain key financial performance measures derived from our unaudited quarterly consolidated statements of operations data for each of the three months ended June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026, and June 30, 2026. The information for each of these periods has been prepared on the same basis as our audited annual consolidated financial statements and, in the opinion of management, reflects all adjustments of a normal, recurring nature that are necessary for the fair statement of the results of operations for these periods.

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| **(in $ millions, except RLDC Margin and Net Reserve Margin)** | **June 30, 2026** | **March 31, 2026** | **December 31, 2025** | **September 30, 2025** | **June 30, 2025** |
| Reserve Income | $ 668 | $ 653 | $ 733 | $ 711 | $ 634 |
| Other Revenue | 34 | 42 | 37 | 29 | 24 |
| **Total Revenue and Reserve Income** | **$ 701** | **$ 694** | **$ 770** | **$ 740** | **$ 658** |
| Distribution and Transaction Costs | $ 410 | $ 405 | $ 461 | $ 447 | $ 406 |
| Other Costs | 2 | 1 | 1 | 0 | 0 |
| **Total Distribution, Transaction and Other Costs** | **$ 412** | **$ 407** | **$ 461** | **$ 448** | **$ 407** |
| **Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs** | **$ 289** | **$ 287** | **$ 309** | **$ 292** | **$ 251** |
| RLDC Margin[1] | 41% | 41% | 40% | 39% | 38% |
| Net Reserve Margin[2] | 39% | 38% | 37% | 37% | 36% |

Note: Figures presented may not sum precisely due to rounding.

(1) RLDC Margin is calculated as Total Revenue and Reserve Income less Total Distribution, Transaction and Other Costs as a percentage of Total Revenue and Reserve Income.

(2) Net Reserve Margin is Reserve Income less Distribution and Transaction Costs as a percentage of Reserve Income.

## Non-GAAP Financial Measures

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, Adjusted EBITDA and Adjusted Operating Expenses are non-GAAP financial measures regarding our operational performance.

Management and our board of directors use non-GAAP financial measures to (i) monitor and evaluate the growth and performance of our business operations, (ii) evaluate our historical and prospective financial performance as well as our performance relative to our competitors, (iii) review and assess the performance of our management team and other employees, and (iv) prepare budgets and evaluate strategic investments. Accordingly, we believe that non-GAAP measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Non-GAAP financial measures, including Adjusted EBITDA and Adjusted Operating Expenses, have limitations as financial measures and should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with GAAP.

***Adjusted EBITDA***

Adjusted EBITDA is calculated as net income (loss) from continuing operations excluding: net income (loss) attributable to noncontrolling interests; depreciation and amortization expenses; interest expense, net of amortization of discounts and premiums; interest income; income tax expense (benefit); stock-based compensation expense and payroll tax expense related to stock-based compensation; certain legal expenses; realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments; realized (gains) losses on available-for-sale debt securities; impairment losses on strategic investments; restructuring expenses; acquisition-related costs; change in fair value of convertible debt, warrant liability, embedded derivatives and U.S. Treasury securities; charitable contributions to Circle Foundation; losses on sale of long-lived assets; and foreign currency exchange (gains) losses.

Beginning in the first quarter of 2026, we have amended the above definition of Adjusted EBITDA to exclude payroll tax expense related to stock-based compensation, because these taxes are directly related to stock-based compensation expense which is already excluded from Adjusted EBITDA. These expenses represent employer payroll taxes related to the vesting and settlement of certain equity awards, and are variable with our stock price and other factors outside of our control.

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We believe it is useful to exclude non-cash charges, such as depreciation and amortization, stock-based compensation expense, and change in fair value of various financial instruments as well as certain cash charges such as payroll tax related to stock-based compensation from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax expense (benefit), interest income, interest expense, and non-routine items as these items are not components of our core business operations. Adjusted Operating Expenses Adjusted Operating Expenses excludes depreciation and amortization, charitable contributions to Circle Foundation, digital assets losses (gains), and stock-based compensation. Beginning in the first quarter of 2026, we have amended the definition of Adjusted Operating Expenses to exclude (a) payroll tax expense related to stock-based compensation, because these taxes are directly related to stock-based compensation expense which is already excluded from Adjusted Operating Expenses and these taxes are variable with our stock price and other factors outside of our control (which will also be reflected in Adjusted EBITDA as discussed above), as well as (b) certain one-time legal expenses, acquisition-related costs, and where relevant, restructuring expenses, as they reflect the same adjustments as in Adjusted EBITDA. We believe it is useful to exclude certain non-cash charges from Adjusted Operating Expenses because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We have provided a reconciliation below of Adjusted EBITDA to Net Income (loss) from Continuing Operations and of Adjusted Operating Expenses to Operating Expenses, in each case, the most directly comparable GAAP financial measure. 12

## CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS) FROM CONTINUING OPERATIONS

| (in $ thousands) | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2026 | March 31, 2026 | December 31, 2025 | September 30, 2025 | June 30, 2025 |
| **Net income (loss) from continuing operations** | **$ 48,214** | **$ 55,246** | **$ 133,406** | **$ 214,385** | **$ (482,100)** |
| Less: Net loss attributable to noncontrolling interests | (7) | (7) | (10) | — | — |
| **Net income (loss) attributable to common stockholders** | **$ 48,221** | **$ 55,253** | **$ 133,416** | **$ 214,385** | **$ (482,100)** |
| *Adjusted for:* | | | | | |
| Depreciation and amortization expenses | 29,896 | 26,767 | 25,536 | 23,002 | 14,209 |
| Interest expense, net of amortization of discounts and premiums | 64 | 38 | 193 | 354 | 344 |
| Interest income[1] | (14,517) | (13,709) | (16,302) | (13,453) | (9,952) |
| Income tax expense (benefit) | 4,092 | 1,439 | 6,776 | (61,294) | (3,903) |
| Stock-based compensation expense | 53,599 | 51,836 | 59,414 | 59,081 | 434,966 |
| Legal expenses[2] | 10,341 | 7,019 | 2,875 | 3,014 | 1,706 |
| Realized and unrealized losses (gains), net, on digital assets held for investment, other related investments and strategic investments | (3,702) | 3,325 | (25,074) | (2,267) | (5,738) |
| Impairment losses on strategic investments | 115 | 251 | — | 500 | 506 |
| Acquisition-related costs[3] | 1,920 | 1,870 | — | — | — |
| Change in fair value of convertible debt, warrant liability, embedded derivatives, and U.S. Treasury securities | 1,876 | 4,108 | (42,472) | (56,212) | 167,724 |
| Charitable contributions to Circle Foundation[4] | 5,411 | 7,737 | 23,149 | — | — |
| Losses on sale of long-lived assets | — | — | — | 6 | 4 |
| Foreign currency exchange (gains) losses | (1,475) | (5,121) | (29) | (655) | 8,067 |
| **Adjusted EBITDA (Prior Definition)** | **$ 135,841** | **$ 140,813** | **$ 167,482** | **$ 166,461** | **$ 125,833** |
| Stock-based compensation related payroll expense[5] | 7,637 | 10,588 | 8,428 | 5,015 | 7,164 |
| **Adjusted EBITDA (New Definition)** | **$ 143,478** | **$ 151,401** | **$ 175,910** | **$ 171,476** | **$ 132,997** |

(1) Reflects interest income from corporate cash and cash and cash equivalents balances. For the avoidance of doubt, this amount does not include the impact of reserve income.

(2) Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees and other costs related to one-time regulatory matters.

(3) Reflects special one-time compensation related to an asset acquisition that closed in January 2026.

(4) Reflects the charge related to the charitable contribution of shares of our Class A common stock for the benefit of Circle Foundation, a donor-advised fund.

(5) Beginning in the first quarter of 2026, we have amended the definition of Adjusted EBITDA to exclude payroll tax expense related to stock-based compensation.

13

## CIRCLE INTERNET GROUP, INC. – RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

| (in $ thousands) | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2026 | March 31, 2026 | December 31, 2025 | September 30, 2025 | June 30, 2025 |
| **Operating expenses** | **$ 254,486** | **$ 242,350** | **$ 253,595** | **$ 211,127** | **$ 576,718** |
| *Adjusted for:* | | | | | |
| Stock-based compensation expense and related payroll taxes[1] | (61,236) | (62,424) | (67,842) | (64,096) | (442,130) |
| Depreciation and amortization expenses[2] | (29,896) | (26,767) | (25,536) | (23,002) | (14,209) |
| Digital assets losses (gains)[3] | 698 | (856) | (1,387) | 1,671 | 693 |
| Charitable contributions to Circle Foundation[4] | (5,411) | (7,737) | (23,149) | — | — |
| Legal expenses[5] | (10,341) | (7,019) | (2,875) | (3,014) | (1,706) |
| Acquisition-related costs[6] | (1,920) | (1,870) | — | — | — |
| **Adjusted Operating Expenses** | **$ 146,380** | **$ 135,677** | **$ 132,806** | **$ 122,686** | **$ 119,366** |

(1) Stock-based compensation expense represents equity compensation and associated payroll taxes.
(2) Depreciation and amortization expenses include depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets.
(3) Digital assets losses (gains) represent the fair value losses/gains of digital assets, a non-cash expense.
(4) Charitable contributions to Circle Foundation reflects the charge related to the charitable contribution of shares of our Class A common stock for the benefit of Circle Foundation, a donor-advised fund.
(5) Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees and other costs related to one-time regulatory matters.
(6) Reflects special one-time compensation related to an asset acquisition that closed in January 2026.

## CIRCLE INTERNET GROUP, INC. – FORWARD OUTLOOK RECONCILIATION OF ADJUSTED OPERATING EXPENSES TO OPERATING EXPENSES

| (in $ millions) | FY26 | |
|---|---|---|
| | Low | High |
| **Operating expenses** | **$ 949** | **$ 1,039** |
| *Adjusted for:* | | |
| Stock-based compensation expense and related payroll taxes[1] | (219) | (249) |
| Depreciation and amortization expenses[2] | (116) | (141) |
| Digital assets losses (gains)[3] | – | – |
| Charitable contributions to Circle Foundation[4] | (22) | (22) |
| Legal expenses[5] | (14) | (34) |
| Acquisition-related costs[6] | (8) | (8) |
| **Adjusted Operating Expenses** | **$ 570** | **$ 585** |

(1) Stock-based compensation expense represents equity compensation and associated payroll taxes. The range of guidance depends on incremental headcount through the rest of the year and stock price.
(2) Depreciation and amortization expense includes depreciation of fixed assets, and amortization of capitalized engineering costs and intangible assets. The range of the guidance depends on capitalization rates, total SBC and cash compensation throughout the rest of the year.
(3) Digital assets losses (gains) represent the year to date fair value losses/gains of digital assets, a non-cash expense, and we are not forecasting the amounts in 2026.
(4) Charitable contributions to Circle Foundation represents our anticipated transfer of 268,239 shares of Class A common stock to the Donor Advised Fund for the Circle Foundation and is a non-cash expense arising from donating the company's equity. The amount is estimated using the average of the high and low stock price of CRCL on July 31, 2026 ($61.09), however, such amount will be dependent on the stock price on the date of the transfer of the applicable shares, which is expected to occur in substantially equal quarterly installments throughout 2026.
(5) Represents estimated fees associated with specific nonrecurring costs, including the one-time implementation of new governance structures to meet U.S. regulatory requirements.
(6) Reflects special one-time compensation related to an asset acquisition that closed in January 2026.

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